UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2025

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11211 Katy Freeway, Suite 309
Houston, Texas, 77079
Registrant's telephone number, including area code: (713) 400 1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

Modification to Master Credit Facility

On August 13, 2025, Hartman vREIT XXI Operating Partnership L.P., Hartman Spectrum, LLC, Hartman 1400 Broadfield LLC, Hartman 16420 Park Ten LLC, Hartman 11211 LLC, and Hartman 7915 FM 1960 LLC, Hartman Timberway II, LLC, Hartman Village Pointe, LLC, Hartman Park Ten Place I & II, LLC, collectively the (“Loan Parties”), entered into an extension and modification (the “Modification”) to the master credit facility agreement dated December 27, 2018 with East West Bank (“Lender”).

The Modification acknowledges the unpaid principal balance of approximately $41.9 million as of August 13, 2025, and extends the term of the master credit facility agreement to July 15, 2027. The promissory note bears interest at the prime rate, as defined in the master credit facility agreement less a margin of 0.25%. The prime rate index as of August 13, 2025, was 7.50% for an applicable interest rate of 7.25% as of that date.

The Modification further provides Debt Service Coverage Ratio (“DSCR”) Requirements. The new minimum DSCR is 1.40, and is tested on a semi-annually basis. Failure to maintain the DSCR triggers a cash flow sweep into a DSCR account until compliance with the DSCR is restored. Further, if the DSCR falls below 1.10, the Loan Parties are in immediate default and will have ten (10) days to cure the default by paying down the principal outstanding balance.

The material terms of the amendment and related amendment documents described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Agreement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
10.1
Modification to Master Credit Agreement dated December 27, 2018 by and between East West Bank and Hartman vREIT XXI Operating Partnership LP, Hartman Spectrum, LLC, Hartman 11211, LLC, Hartman 1400 Broadfield LLC, Hartman 16420 Park Ten LLC, and Hartman 7915 FM 1960 LLC

10.2	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: September 11, 2025	By:	/s/ Allen R. Hartman
Allen R. Hartman
Chief Financial Officer

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